UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 16, 2012

SPAN-AMERICA MEDICAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

South Carolina	0-11392	57-0525804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Commerce Center, Greenville, South Carolina	29615
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(864) 288-8877

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Span-America Medical Systems, Inc. (the “Company”) held its Annual Meeting of Shareholders on February 16, 2012. At this meeting, Guy R. Guarch, Thomas D. Henrion and Linda D. Norman were elected as directors to three-year terms expiring in 2015. The voting details are as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Guy R. Guarch	1,617,464	40,602	0	752,870
Thomas D. Henrion	1,617,809	40,257	0	752,870
Linda D. Norman	1,624,269	33,797	0	752,870

Robert H. Dick, James D. Ferguson and Robert B. Johnston continued in office with terms expiring in 2013. Richard C. Coggins, Thomas F. Grady, Jr. and Dan R. Lee continued in office with terms expiring in 2014.

Finally, our shareholders approved the selection of Elliot Davis, LLC as the Company's independent registered public accounting firm for fiscal year 2012. The voting results are as follows:

Matter	For	Against	Abstain	Broker Non-Votes
Approve selection of Elliot Davis, LLC	2,376,829	18,890	15,217	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Registrant)

Date: February 22, 2012
	By:	/s/ Richard C. Coggins
Richard C. Coggins
Chief Financial Officer